               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


NUMBER          [LOGO OF MEDICAL RESOURCES TECHNOLOGIES, LTD.]         SHARES
------                                                                 ------
15317                   -----------------------------                   VOID
------                                                                 ------

                      AUTHORIZED STOCK 75,000,000 SHARES
                                $.001 PAR VALUE


                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                            ------------------------------------
                                                             CUSIP 58461F  10  6
                                            ------------------------------------

This Certifies that                                                      is the
registered holder of                                                     Shares

                     MEDICAL RESOURCES TECHNOLOGIES, LTD.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

  In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:


                [SEAL OF MEDICAL RESOURCES TECHNOLOGIES, LTD.]

/s/ ROBERT A. BODINE                                      /s/ RICHARD WEDIG
       SECRETARY                                                PRESIDENT

                                                    COUNTERSIGNED AND REGISTERED
                                             BY
TRANSFER AGENT AND REGISTRANT
     ATLAS STOCK TRANSFER CORPORATION
         5899 SOUTH STATE STREET
        SALT LAKE CITY, UTAH 84107
                                                            AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM --as tenants in common             UNIF GIFT MIN ACT--...Custodian
     TEN ENT --as tenants by the entireties            (Cust)           Minor
     JT TEN  --as joint tenants with right of     under Uniform Gifts to Minors
               survivorship and not as tenants    Act...........................
               in common                                    (State)

    Additional abbreviations may also be used though not in the above list.


          For Value Received, __________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------

     --------------------------------------


     ___________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

     ___________________________________________________________________________

     ___________________________________________________________________________

     ____________________________________________________________________ Shares
     of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

     __________________________________________________________________ Attorney
     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated _______________________________


                                       Signature ...............................


                                                 ...............................
                                                 NOTICE: The signature in this
                                                 assignment must correspond with
                                                 the name as written upon the
                                                 face of the Certificate, in
                                                 every particular, without
                                                 alteration or enlargement, or
                                                 any change whatever.


                                       Signature Guaranteed By: ................
                                       (Please have signature guaranteed by a
                                       National Bank through its officer or by a
                                       member firm of a major stock exchange)